                                                                 EXHIBIT 10.9(a)

                                 GROUND LEASE

                                    between

                   SOUTHERN STATES COOPERATIVE, INCORPORATED

                                   as Lessor

                                      and

                      GOLD BOND STAMP COMPANY OF GEORGIA

                                   as Lessee

                          Dated: as of July 15, 1977

                         Location: Richmond, Virginia.

                               TABLE OF CONTENTS
                               -----------------

                                                                                                 Page
                                                                                                 Number
                                                                                                 ------
1.       DEMISE OF PREMISES....................................................................    1

2.       CERTAIN DEFINITIONS...................................................................    2

3.       TITLE AND CONDITION...................................................................    4

4.       USE OF PROPERTY; QUIET ENJOYMENT......................................................    5

5.       TERM..................................................................................    5

6.       RENT..................................................................................    5

7.       NET LEASE; NON-TERMINABILITY..........................................................    6

8.       TAXES AND ASSESSMENTS; COMPLIANCE WITH LAW............................................    7

9.       LIENS.................................................................................    8

10.      INDEMNIFICATION.......................................................................    9

11.      MAINTENANCE AND REPAIR................................................................   10

12.      ALTERATIONS, RELEASE OF LAND AND REDUCTION
         OF BASIC RENT.........................................................................   10

13.      CONDEMNATION..........................................................................   12

14.      CASUALTY..............................................................................   16

15.      ASSIGNMENT, SUBLETTING AND MORTGAGING.................................................   17

16.      PERMITTED CONTESTS....................................................................   17

17.      CONDITIONAL LIMITATIONS; DEFAULT PROVISION............................................   20

18.      ADDITIONAL RIGHTS OF LESSOR...........................................................   26

19.      NOTICES...............................................................................   26

20.      ESTOPPEL CERTIFICATES.................................................................   27

21.      NO MERGER.............................................................................   29

22.      SURRENDER.............................................................................   30

23.      SEPARABILITY..........................................................................   30

24.      RIGHTS OF MORTGAGEE...................................................................   31

25.      APPRAISERS............................................................................   34

26.      THE SUBLEASE..........................................................................   35

27.      ATTORNMENT OF SUBLESSEE; NO PERSONAL LIABILITY
         OF LESSEE.............................................................................   38

28.      OPTION TO PURCHASE....................................................................   39

29.      TERMINATION OF OPTIONS................................................................   41

30.      TERMINATION OF AGREEMENT FOR LEASE AND
         DEVELOPMENT...........................................................................   42

31.      TERMINATION DATE AGREEMENT............................................................   42

32.      BINDING EFFECT........................................................................   42

33.      HEADINGS..............................................................................   43

34.      GOVERNING LAW.........................................................................   43

35.      SCHEDULES.............................................................................   43

                                         Schedule A-1 Description of Land......................   44

                                                  A-2  Permitted Encumbrances..................   46

                                                  A-3  Lessee's Equipment......................   47

                                                  B    Description of Improvements.............   48

                                                  C    Lease Term and Rent.....................   49

         SIGNATURE PAGE........................................................................   50

         ACKNOWLEDGEMENTS......................................................................   51

          THIS LEASE, dated as of July 15, 1977, between SOUTHERN STATES COOPERATIVE, INCORPORATED, a Virginia Corporation (herein, together with its successors and assigns, called "Lessor") having an address at Seventh and Main Streets, P. O. Box 1656, Richmond, Virginia 23213, and GOLD BOND STAMP COMPANY OF GEORGIA, a New Jersey corporation, (herein, together with its successors and assigns, called "Lessee") having an address at 12755 State Highway 55, Minneapolis, Minnesota.

1.   Demise of Premises.
     ------------------

     (a) In consideration of rents and covenants herein stipulated to be paid and performed and upon the terms and conditions hereinafter specified, Lessor hereby demises and lets to Lessee, for the term hereinafter described, the premises consisting of

          (i)  the parcel of land described in Schedule A-I hereto, and

          (ii) all easements, rights and appurtenances relating to such parcel, but not including Improvements as hereinafter defined such premises being herein called the "Leased Premises".

     (b) Lessee shall improve the Leased Premises through the construction of the Improvements (hereinafter defined) as described in Schedule B hereto. Such Improvements shall be completed in a good and workmanlike manner, and shall be completed expeditiously in compliance with all laws, ordinances, orders, rules, regulations and requirements applicable thereto. All work done in connection with such Improvements shall comply with the requirements of any insurance policy required to be maintained by Lessee hereunder. Lessee shall promptly pay all costs and expenses of such Improvements, shall discharge all liens (other than the Mortgage hereinafter defined) filed against the Leased Premised arising out of the same and shall procure and pay for all permits and licenses required in connection with such Improvements. Lessee shall deliver to Lessor immediately after substantial completion of such construction a Certificate duly executed on behalf of Lessee to the effect that

          (i) such construction has been completed in a manner satisfactory to it; and

          (ii) all building permits and certificates of occupancy, if any are required, have been obtained and that all applicable zoning and use laws, ordinances, regulations and agreements permit the use of the Property, as hereinafter defined, for the purposes contemplated.

2.   CERTAIN DEFINITIONS.
     -------------------

     (a) The term "Improvements" means, an office building consisting of the buildings, structures and other improvements on the Leased Premises at the date hereof, if any, and hereafter erected thereon, together with all equipment fixtures and items of personal property attached to or used in the operation or maintenance of the improvements now or hereafter on the Leased Premises and owned by Lessee, specifically including, but not limited to, those items enumerated on Schedule A-3 hereto, which building equipment is used in the operation and maintenance of the Leased Premises or of any building, structure or other improvement thereon and which may or may not be affixed to the Leased Premises, including without limitation, fixtures, machinery, elevators, air-conditioning systems and equipment and all additions, alterations, restorations and repairs to and replacements of any of the foregoing (but not including trade fixtures, machinery and equipment and/or computers which are the property of a sublessee or third parties).

     (b) The term "Lessee" means, the lessee in possession under this Lease and shall include any successor assignees of Lessee's interest in this Lease.

     (c) The term "Lessee's Estate" means, all the right, title and interest of Lessee in the Property.

     (d) The term "Lessor's Estate" means, all the right, title and interest of Lessor in the Leased Premises.

     (e) The term "Mortgage" means, the Deed of Trust from Lessee, as grantor to the Trustees named therein, for the benefit of The Lincoln National Life Insurance Company and upon discharge thereof any deed of trust, mortgage or other security instrument which creates a first lien on Lessee's Estate.

     (f) The term "Mortgagee" means, the mortgagee or a beneficiary, under any Mortgage.

     (g) The term "Property" means, the Leased Premises and Improvements, collectively.

     (h) The term "Sublease" means, any lease of the Improvements and sublease of the Leased Premises.

     (i)  The term "Sublessee" means, any lessee under a Sublease.

     (j)  The term "Notes" means, any notes which are secured by a Mortgage.

3.   TITLE AND CONDITION
     -------------------

          The Leased Premises are demised and let subject to

     (i) the rights of any parties in possession thereof and the existing state of the title thereof as of the commencement of the term of this Lease,

     (ii) any state of facts which an accurate survey or physical inspection thereof might show, and

     (iii) all zoning regulations, restrictions, rules and ordinances, building restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction over the Property.

4.   USE OF PROPERTY; QUIET ENJOYMENT.
     --------------------------------

     (a) Lessee may occupy and use the Property for an office building and for any other lawful purpose.

     (b) If and so long as Lessee shall observe and perform all covenants, agreements and obligations required to be observed and performed by it hereunder, Lessor warrants peaceful and quiet occupation and enjoyment of the Leased Premises by Lessee; however, Lessor and its agents may enter upon and inspect the Leased Premises at reasonable times.

5.   TERM.
     ----

     Subject to other terms, covenants, agreements and conditions contained herein, Lessee shall have and hold the Leased Premises for a term which shall commence and expire on the dates set forth in Schedule C hereto.

6.   RENT.
     ----

     (a) Lessee covenants to pay to Lessor, as rent for the Leased Premises during the term of this Lease, the respective amounts set forth in Schedule C hereto (herein called the "Basic Rent") on the dates set forth in Schedule C (herein called the "Basic Rent Payment Dates") in lawful money of the United States of America at Lessor's address set forth above or at such other place or to such other person as Lessor from time to time may designate in writing.

     (b) Lessee covenants to pay and discharge, when the same shall become due, as additional rent, all other amounts, liabilities and obligations which Lessee assumes or agrees to pay or discharge pursuant to this Lease, together with every fine, penalty, interest and cost which may be added for non-payment or late payment thereof and, in the event of any failure by Lessee to pay or discharge any of the foregoing, Lessor shall have all rights, powers and remedies provided herein, by law or otherwise in the case of non-payment of the Basic Rent (provided, however, that amounts payable as liquidated damages pursuant to Paragraph 17(f) shall not constitute additional rent).

7.   NET LEASE; NON TERMINABILITY.
     ----------------------------

    This Lease is a net lease, and, except as otherwise expressly provided herein, any present or future law to the contrary notwithstanding, Lessee shall not be entitled to any abatement, reduction, set-off, counterclaim, release or reduction with respect to any Basic Rent, additional rent or other sum payable hereunder, nor shall the obligations of Lessee hereunder be affected, by reason of: any damage to or destruction of the Premises; any taking of the Premises or any part thereof by condemnation or otherwise; any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of the Premises, or any interference with such use, occupancy or enjoyment by any person; any eviction by paramount title or otherwise, any default by Lessor hereunder or under any other agreement, the impossibility or illegality of performance by Lessor, Lessee or both; any action of any governmental authority; or any other cause whether similar or dissimilar to the foregoing. The parties intend that the obligations of Lessee hereunder shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations shall have been modified or terminated pursuant to an express provision of this Lease.

8.   TAXES AND ASSESSMENTS; COMPLIANCE WITH LAW.
     ------------------------------------------

     (a) Lessee shall pay: (i) all taxes, assessments, levies, fees, water and sewer rents and charges, and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, which are, at any time prior to or during the term hereof, imposed or levied upon or assessed against (A) the Property, (B) any Basic Rent, additional rent or other sum payable hereunder or (C) this Lease or the leasehold estate hereby created or which arise in respect of the operation, possession or use of the Property; (ii) all gross receipts or similar taxes imposed or levied upon, assessed against or measured by any Basic Rent, additional rent or other sum payable hereunder;
(iii) all sales, use and similar taxes at any time levied, assessed or payable on account of the acquisition, leasing or use of the Property; and (iv) all charges for utilities serving the Property. Lessee shall not be required to pay any franchise, estate, inheritance, transfer, income or similar tax of Lessor (other than any tax referred to in clause (ii) above. Lessee will furnish to Lessor, promptly after demand therefor, proof of payment of all items referred to above which are payable by Lessee. If any such assessment may legally be paid in installments, Lessee may pay such assessment in installments; in such event,

Lessee shall be liable only for installments which become due and payable during the term hereof.

     (b) Lessee shall comply with and cause the Property to comply with (i) all statutes, laws, rules, orders, regulations or ordinances applicable to the Property or the use thereof and (ii) all contracts (including insurance policies), agreements and restrictions applicable to the Property as the ownership, occupancy or use thereof, including but not limited to all such statutes, laws, rules, orders, regulations or ordinances, requirements, contracts, agreements and restrictions which require structural, unforeseen or extraordinary changes to the Improvements.

9.   LIENS.
     -----

     Lessee will not directly or indirectly create or permit to be created or to remain, and will promptly discharge, at its expense, any mortgage, lien, encumbrance or charge on, pledge of, or conditional sale or other title retention agreement with respect to the Property or any part thereof or Lessee's interest therein or the Basic Rent or additional rent payable under this Lease, other than the Mortgage, Permitted Encumbrances as defined in Schedule A-2 attached hereto, and any mortgage, lien, encumbrance or other charge on, pledge of, or conditional sale or any other title retention agreement created by or resulting from any act of or failure to act by Lessor. The existence of any mechanic's, laborer's, materialman's, supplier's or vendor's lien, or any right in respect thereof, shall not constitute a violation of this Paragraph 9, if payment is not yet due upon the contract or for the goods or services in respect of which any such lien has arisen. Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance of any labor or services or the furnishing of any goods or materials by any contractor, sub-contractor, laborer, materialman or vendor.

10.  INDEMNIFICATION.
     ---------------

     Lessee shall defend all actions against Lessor with respect to, and shall pay, protect, indemnify and save harmless Lessor from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising from (i) injury to or death of any person, or damage to or loss of property, on the Property or on adjoining sidewalks, streets or ways, or connected with the use, condition or occupancy of any thereof, (ii) violation of this Lease, (iii) any act or omission of Lessee or its agents, contractors, licensees, sublessees or invitees, and (iv) any contest referred to in Paragraph 16.

11.  MAINTENANCE AND REPAIR.
     ----------------------

     Lessee will maintain at its expense the Property in good repair and condition, except for ordinary wear and tear, and will make with reasonable promptness all structural and non-structural, foreseen and unforeseen and ordinary and extraordinary changes and repairs which may be required to keep the Property in good repair and condition. Lessor shall not be required to maintain, repair or rebuild the Improvements or to maintain the Property, and Lessee waives the right to make repairs at the expense of Lessor pursuant to any law at any time in effect.

12.  ALTERATIONS, RELEASE OF LAND AND REDUCTION OF BASIC RENT.
     --------------------------------------------------------

     (a) Lessee may, without expense to Lessor, make additions to and alterations of the Improvements at any time located or constructed on the Leased Premises, and Lessee may make substitutions and replacements for the same, provided that

          (i) the market value of the Leased Premises shall not be lessened by reason of any such addition, alteration, substitution or replacement,

          (ii) the foregoing actions shall be performed in a good and workmanlike manner, and

          (iii) such additions, substitutions and replacements shall be expeditiously completed in compliance with all laws, ordinances, orders, rules, regulations and requirements applicable thereto.

Lessee shall promptly pay all costs and expenses of each such addition, alteration, substitution or replacement and subject to Paragraph 9 shall discharge all liens filed against the Property arising out of the same. Lessee shall procure and pay for all permits and licenses required in connection with any such addition, alteration, substitution or replacement.

     (b)  Lessee may, at its expense,

          (i) construct upon the Leased Premises any additional buildings, structures or other improvements and

          (ii) install, assemble or place upon the Leased Premises any items of machinery or equipment used or useful in Lessee's business, in each case upon compliance with all the terms and conditions set forth in Paragraph 12(a).

     (c) In the event any Sublessee is entitled pursuant to the Sublease to a release therefrom of any portion of the Leased Premises necessary for the construction and operation of proposed additional improvements, Lessor and Lessee will release such portion of the Leased Premises from the terms of this Lease and the Basic Rent shall thereafter be reduced in the proportion that the area of the released portion bears to the area of the Leased Premises covered by this Lease immediately prior to such release.

13.  CONDEMNATION.
     ------------

     (a) If a portion of the Leased Premises shall be taken in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, Lessee shall have the option, at its expense, to repair any damage to the Leased Premises caused by such taking in conformity with the requirements of Paragraph 11(a) promptly after such taking so that, after the completion of such repair, the Leased Premises shall be, as nearly as practicable, in its condition immediately prior to such taking.

     (b) Except as herein otherwise specifically provided, if a portion of the Leased Premises shall be taken as aforesaid, this Lease shall continue but the Basic Rent thereafter payable by Lessee shall be reduced from the date of each such partial taking by an amount equal to the product of the Basic Rent payable at the time of each such taking multiplied by a fraction, the numerator of which is the area of the Leased Premises taken and the denominator of which is the area of the Leased Premises immediately prior to such taking.

     (c) If the entire Leased Premises shall be taken in or by condemnation or other eminent domain proceedings under any law, general or special (other than a taking for temporary use), this Lease shall terminate on the date of the termination of the Sublease occasioned by such taking, except with respect to obligations and liabilities of Lessee under this Lease, actual or contingent, which have arisen on or prior to such date of termination, upon payment by Lessee of

          (i) all Basic Rent due with respect to the period during which this Lease is in effect, and

          (ii) all other sums due and payable by it under this Lease to and including such date, and Lessee shall not be required to repair the Property pursuant to Paragraph 12(a).

          If at the time of a taking (other than a taking for temporary use) under such proceedings of any substantial portion of the Property which is sufficient, in the good faith judgment of Lessee, to render the remaining portion thereof uneconomic for Lessee's continued use or occupancy, Lessee, at its election, may give written notice to Lessor of the termination of this Lease on any date for the payment of Basic Rent after the date of such taking (but not less than thirty (30) days after such taking) provided that the Sublease shall have terminated on or by such date, and this Lease shall terminate as of the date specified in such notice.

     (d) All awards and payments made on account of any taking of the Property in condemnation or other eminent domain proceedings shall be paid as follows:

          (i) if on account of the Leased Premises, to Lessor, and, if on account of the Improvements, to Lessee; or

          (ii) if the award cannot be so allocated by the condemning authority or the court before which such action is pending, to Lessor and Lessee in proportion to the fair market value of the Leased Premises and the Improvements, respectively, determined as of the date prior to such taking as if this Lease had not been and would not be terminated by reason of such taking. If Lessor and Lessee are unable to agree upon such respective values, such values shall be determined by appraisal within a reasonable time in accordance with Paragraph 25 and the fees for such appraisal shall be deducted from the awards and payments made with respect to the Property prior to the disbursement of such awards and payments in accordance with this clause, provided, however, that all payments to be made under this Paragraph 13(d) shall be subject to the provisions of the Sublease and the Mortgage, as long as the same are in effect. For the purposes of this Lease, all amounts payable pursuant to any agreement with any condemning authority which has been made in settlement of or under threat of such taking shall be deemed to constitute an award made in such proceeding.

     (e) In the event of a taking in or by such proceedings of all or any portion of the Leased Premises for temporary use, this Lease shall continue in full effect without reduction or abatement of Basic Rent and additional rent, and Lessee, subject to the provisions of the Sublease and the Mortgage, as long as the same are in effect, shall be entitled, after paying the reasonable expenses of Lessor, Lessee and the Mortgagee incurred in collecting the same, to make claim for, recover and retain any awards or proceeds made on account thereof, whether in the form of rents or otherwise, unless such period of temporary use or occupancy shall extend beyond the term of this Lease, in which case such awards or proceeds, after deducting the cost of repairs made to the Improvements by Lessee by reason thereof, shall be apportioned between Lessor and Lessee as of such date of expiration of the term of this Lease.

     (f) In the event of the termination of the Sublease as the result of the rejection of the Sublessee's offer to purchase the Property resulting from condemnation of a portion of the Property, Lessor shall have the right to terminate this Lease by purchasing Lessee's Estate at its fair market value, determined as of the date immediately following such damage or destruction.

14.  CASUALTY.
     --------

     (a) If the improvements shall be substantially damaged or destroyed in any single casualty during the term hereof so that the Property shall in the judgment of Lessee, be uneconomic for restoration for Lessee's continued use and occupancy, then Lessee may give notice to Lessor, within thirty (30) days after such occurrence, of its intention to terminate this Lease on any business day specified in such notice which occurs not less than thirty (30) days after the date of giving of such notice, provided that any Sublease in effect shall have terminated on or by such date, and this Lease shall terminate on the date specified in such notice. The entire compensation or proceeds payable in connection with any damage or destruction of the Improvements shall be payable to Lessee, provided, however, that all payments to be made under this Paragraph 14 shall be subject to the provisions of the Sublease and the Mortgage, as long as the same are in effect.

     (b) In the event of the termination of the Sublease as the result of the rejection of the Sublessee's offer to purchase the Property resulting from substantial damage or destruction to the Property, Lessor shall have the right to terminate this Lease by purchasing Lessee's Estate at its fair market value, determined as of the date immediately following such damage or destruction.

15.  ASSIGNMENT, SUBLETTING AND MORTGAGING.
     -------------------------------------

     Lessee may assign, transfer, sell, mortgage or pledge the whole or any part of its interest in this Lease, its interest in the leasehold estate hereby created and the term hereby demised and let, as security or otherwise, and may sublet the whole or any part of the Property. Lessee may also mortgage or pledge its interest in and to any sublease, including without limitation, the Sublease, and the rentals payable thereunder. Lessee shall, at or prior to the time of any such assignment, transfer, sale, mortgage, pledge or sublease, give Lessor notice thereof. Lessor agrees to execute and deliver, at the request of Lessee, an agreement modifying this Lease and containing such modifications hereof as may be required by the Mortgagee, provided that such modifications do not

          (i)   increase Lessor's liability hereunder,

          (ii)  reduce or diminish Lessee's obligations hereunder, or

          (iii) release Lessee from any of its obligations hereunder.

16.  PERMITTED CONTESTS.
     ------------------

     Lessee shall not be required to

     (a) pay any tax, assessment, levy, fee, water or sewer rent or charge referred to in Paragraph 8(a),

     (b) comply with any statute, law, rule, order, regulation or ordinance referred-to in Paragraph 8(b), or

     (c) discharge or remove any lien, encumbrance or charge referred to in Paragraph 9 or 12(a), so long as Lessee shall contest, in good faith and without expense to Lessor, the existence, amount or validity thereof, the amount of the damage caused thereby or the extent of its liability therefor by appropriate proceedings which shall operate during the pendency thereof to prevent

          (i) the collection of, or other realization upon the tax, assessment, levy, fee, water or sewer rent or charge or lien, encumbrance or charge so contested,

          (ii) the sale, forfeiture or loss of the Property or any part thereof or the Basic Rent or any additional rent or any portion thereof to satisfy the same or to pay any damages caused by any such encroachment, hindrance, obstruction, violation or impairment,

          (iii) any interference with the use or occupancy of the Property or any part thereof,

          (iv) any interference with the payment of the Basic Rent or any additional rent or any portion thereof, and

          (v) in the case of any statute, law, rule, order, regulation or ordinance, imposition of any criminal liability upon the Lessor.

     Anything to the contrary notwithstanding in this Paragraph, Lessee shall also not be required to take any action described in clauses (a) through (c) above, so long as Lessee or Sublessee shall contest the existence, amount or validly thereof, the amount of the damage caused thereby or the extent of Lessee's liability therefor. While any such proceedings are pending, Lessor shall not have the right to pay, remove or cause to be discharged the tax, assessment, levy, fee, water or sewer rent or charge or lien, encumbrance or charge thereby contested. Lessee further agrees that each such contest shall be promptly prosecuted to a final conclusion. Lessee will pay or cause to be paid and save Lessor harmless from and against any and all losses, judgments, decrees and costs (including all reasonable attorneys' fees and expenses) in connection with any such contest and will, promptly after the final settlement or determination of such contest, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, together with all penalties, fines, interests, costs and expenses thereof or in connection therewith and perform all acts, the performance of which shall be ordered or decreed as a result thereof.

17.  CONDITIONAL LIMITATIONS, DEFAULT PROVISION.
     ------------------------------------------

     (a) Any of the following occurrences or acts shall constitute an event of default under this Lease: if Lessee, at any time during the continuance of this Lease (and with regard to subparagraphs l and 2, regardless of the pendency of any bankruptcy, reorganization, receivership, insolvency or other proceedings, at law, in equity or before any administrative tribunal, which have or might have the effect of preventing Lessee from complying with the terms of this Lease), shall

          (i) fail to make any payment of Basic Rent, additional rent or other sum herein required to be paid by Lessee for ten (10) days after written notice thereof, or

          (ii)  fail to observe or perform any other provision hereof for thirty
     (30) days after Lessor shall have deliver to Lessee notice of such failure (provided that in the case of any default referred to in this clause (2) which cannot with diligence be cured within such thirty (30) day period, if Lessee shall prosecute promptly to cure the same and thereafter shall prosecute the curing of such default with diligence, then upon receipt by Lessor of a certificate duly authorized on behalf of Lessee stating the reason that such default cannot be cured within thirty (30) days and stating that Lessee is proceeding with diligence to cure such default, the time within which such failure may be cured shall be extended for such period as may be necessary to complete the curing of the same with diligence), or

          (iii) shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any federal or state bankruptcy law or any similar federal or state law, or shall be adjudicated a bankrupt or become insolvent or shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing the adjudication or Lessee as a bankrupt or its reorganization pursuant to any federal or state bankruptcy law or any similar federal or state law shall be filed in any court and Lessee shall consent to or acquiesce in the filing thereof or such petition or answer shall not be discharged or denied within 90 days after the filing thereof or if a receiver, trustee or liquidator of Lessee or of all or substantially all of the assets of Lessee or of Lessee's Estate shall be appointed in any proceeding brought by Lessee, or if any such receiver, trustee or liquidator shall be appointed in any proceeding brought against Lessee and shall not be discharged within 90 days after such appointment, or if Lessee shall consent to or acquiesce in such appointment.

     Notwithstanding the foregoing, the happening of an act or occurrence described in this Paragraph 17(a) shall not constitute an event of default under this Lease if the happening of such act or occurrence has occurred under the Sublease and constitutes an event of default thereunder on the part of the Sublessee.

     (b) If an event of default shall have happened and be continuing Lessor shall have the right at its election then or at any time thereafter while such event of default shall continue, to give Lessee written notice of Lessor's intention to terminate the term of this Lease on a date specified in such notice. Upon the giving of such notice, the term of this Lease and the estate hereby granted shall expire and terminate on such date as fully and completely and with the same effect as if such date were the date herein fixed for the expiration of the term of this Lease, and all rights of Lessee hereunder shall expire and terminate, but Lessee shall remain liable as hereinafter provided. Unless such notice shall have been given, this Lease shall not terminate, notwithstanding any default under this Lease and the abandonment of the Property by Lessee. If an event of default shall have happened and be continuing and Lessee shall have abandoned the Property, Lessor may, at its option, enforce all of its rights and remedies under this Lease, including the right to receive Basic Rent, additional rent and all other sums payable hereunder as they become due. Moreover, Lessor shall be entitled to recover from Lessee all costs of maintenance and preservation of the Leased Premises, and all costs (including attorney's and receiver's fees, incurred in connection with the appointment of and performance by a receiver to protect the Leased Premises and Lessor's interest under this Lease.

     (c) If an event of default shall have happened and be continuing, Lessor shall have the immediate right, whether or not the term of this Lease shall have been terminated pursuant to Paragraph 17(b), to re-enter and repossess the Property or any part thereof by force, summary proceedings ejectment or otherwise and the right to remove all persons and property therefrom. Lessor shall be under no liability for or by reason of any entry, repossession or removal. No such re-entry or taking of possession of the Property by Lessor shall be construed as an election on Lessor's part to terminate the term of this Lease unless a written notice of such intention be given to Lessee pursuant to Paragraph 17(b), or unless the termination of this Lease be decreed by a court of competent jurisdiction.

     (d) At any time or from time to time after the repossession of the Property or any part thereof pursuant to Paragraph 17(c), whether or not the term of this Lease shall have been terminated pursuant to Paragraph 17(b), Lessor may (but shall be under no obligation to) relet the Property or any part thereof for the account of Lessee, in the name of Lessee or Lessor or otherwise without notice to Lessee, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent) and for such uses as Lessor, in its absolute discretion, may determine, and Lessor may collect and receive any rents payable by reason of such reletting. Lessor shall not be responsible or liable for any failure to relet the Property or any part thereof or for any failure to collect any rent due upon such reletting.

     (e) No expiration or termination of the term of this Lease pursuant to Paragraph 17(b), by operation of law or otherwise, and no repossession of the Property or any part thereof pursuant to Paragraph 17(c) or otherwise, and no reletting of the Property or any part thereof pursuant to Paragraph 17(d), shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, repossession or reletting.

     (f) In the event of any expiration or termination of this Lease or repossession of the Property or any part thereof by reason of the occurrence of an event of default, Lessee will pay to Lessor the Basic Rent, additional rent and other sums required to be paid by Lessee to and including the date of such expiration termination or repossession; and, thereafter, Lessee shall, until the end of what would have been the term of this Lease in the absence of such expiration, termination or repossession, and whether or not the Property or any part thereof shall have been relet, be liable to Lessor for, and shall pay to Lessor, as liquidated and agreed current damages

               (A) the Basic Rent, additional rent and other sums which would be payable under this Lease by Lessee in the absence of such expiration, termination or repossession, less

               (B) the net proceeds, if any, of any reletting effected for the account of Lessee pursuant to Paragraph 17(d), after deducting from such proceeds all Lessor's expenses in connection with such reletting (including without limitation, all repossession costs, brokerage commissions, legal expenses, attorney's fees, alteration costs and expenses of preparation for such reletting).

          Lessee will pay such current damages on the days on which the Basic Rent would have been payable under this Lease in the absence of such expiration, termination recover or repossession, and Lessor shall be entitled to recover the same from Lessee on each such day.

         (g) The words "enter", "re-enter" or "re-entry", as used in this Paragraph l7, are not restricted to their technical meaning.

     18. ADDITIONAL RIGHTS OF LESSOR.
         ---------------------------

         No right or remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other right or remedy, and each and every remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute, provided that Lessor shall not be reimbursed for any loss or damage more than once.

     19. NOTICES.
         -------

         All notices, demands, requests, consents, approvals and other instruments required or permitted to be given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been properly given if

         (a) with respect to Lessor, sent by certified mail, postage prepaid, addressed to Lessor at its address first above set forth, and

         (b) with respect to Lessee, sent by certified mail, postage prepaid, addressed to Lessee at its address first above set forth.

         Lessor and Lessee shall each have the right from time to time to specify as its address for purposes of this Lease any other address in the United States of America upon giving fifteen (l5) days written notice thereof, similarly given, to the other party. A counterpart or confirmed copy of each notice required or permitted to be given hereunder shall also be given to the Mortgagee, if the Mortgage is then in effect, and to the Sublessee, if a Sublease is then in effect, sent by registered or certified mail, postage prepaid, in each case at the last address of the Mortgagee or the Sublessee, as the case may be, known to the party giving such notice.

     20. ESTOPPEL CERTIFICATES.
         ---------------------

         (a) Lessee will execute, acknowledge and deliver to Lessor, promptly upon request but not more often than once each six (6) months, a certificate certifying

             (i) that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect, as modified, and stating the modifications),

             (ii) the dates, if any, to which the Basic Rent, additional rent and other sums payable hereunder have been paid and the amount of the Basic Rent currently payable, and

             (iii) that no notice has been received by Lessee of any default which has not been cured, or, if any default for which notice has been received has not been cured, specifying the nature and period of existence thereof and what action Lessee is taking or proposes to take with respect thereto.

     Any such certificate may be relied upon by any prospective purchaser of the Leased Premises or any part thereof.

         (b) Lessor will execute, acknowledge and deliver to Lessee, promptly upon request, a certificate certifying

               (i) that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect, as modified, and stating the modifications),

               (ii) the dates, if any, to which the Basic Rent, additional rent and other sums payable hereunder have been paid and the amount of the Basic Rent currently payable, and

               (iii) that no notice has been given by Lessor of any default which has not been cured, or if any default for which notice has been given has not been cured, specifying the nature and period of existence thereof and what action Lessor is taking or proposes to take with respect thereto.

     Any such certificate may be relied upon by any prospective assignee of Lessee's interest in this Lease or the Mortgagee or any assignee of the Mortgagee.

         (c) Lessee will cause the Sublease to contain a provision requiring the Sublessee to execute, acknowledge and deliver to Lessor, promptly upon request, but not more often than once each six (6) months, a certificate certifying

               (i) that the Sublease is unmodified and in full effect (or if there have been modifications, that the Sublease is in full effect as modified, and stating the modifications),

               (ii) the dates, if any, to which the Basic Rent, additional rent and other sums payable under the Sublease have been paid and the amount of the Basic Rent currently payable thereunder, and

               (iii) that no notice has been received by the Sublessee of default under the Sublease which has not been cured or, if any default for which notice has been received has not been cured, specifying the nature and period of existence thereof and what action the Sublessee is taking or proposes to take with respect thereto.

     21. NO MERGER.
         ---------

         There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Leased Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate and the fee estate in the Leased Premises or any interest in such fee estate.

     22. SURRENDER.
         ---------

         Upon the expiration or earlier termination of this Lease, Lessee shall peaceably leave and surrender the Leased Premises to Lessor in the same condition in which the Leased Premises were originally received from Lessor at the commencement of the term of this Lease, except as improved, repaired, rebuilt, restored, altered or added to as provided in, permitted by or required by any provisions of this Lease and except for ordinary wear and tear and except as provided in Paragraphs l3 and l4. Lessee shall have the right to remove from the Leased Premises on or prior to such expiration or earlier termination all property situated thereon which is not owned by Lessor, including the Improvements, or, at its election, to allow such property to remain on the Leased Premises, but Lessee shall be required to repair, at its expense, any damage to the Leased Premises resulting from any such removal. Such property not so removed shall become the property of Lessor, and Lessor may thereafter, at its expense, cause such property to be removed from the Leased Premises and disposed of.

     23. SEPARABILITY.
         ------------

         Each and every covenant and agreement contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement, and the breach of any such covenant or agreement by Lessor shall not discharge or relieve Lessee from its obligations to perform the same. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforced to the extent permitted by law.

     24. RIGHTS OF MORTGAGEE.
         -------------------

         (a) If Lessee shall be in default in the observance or performance of any covenant in this Lease beyond any applicable period of grace referred to herein, Lessor shall send written notice of such default to the Mortgagee at its address set forth in the Mortgage or as the Mortgagee may designate by notice to Lessor. The Mortgagee shall have 30 days after delivery of such written notice from Lessor within which to cure or remove such default, and if such default cannot with diligence be cured within such 30 day period, a reasonable time thereafter, provided, that the Mortgagee proceeds promptly to cure the same and thereafter prosecutes the curing of such default with diligence. Notwithstanding any other provision of this Lease, Lessor shall not have any right pursuant to this Lease or otherwise to terminate this Lease due to such default unless

     Lessor shall have first given written notice thereof to the Mortgagee and unless the Mortgagee shall have failed to cure or remove, or cause to be cured or removed, such default within the time required by this subparagraph (a).

          (b) Lessor will accept performance by the Mortgagee or the Sublessee or either of them of any covenant, agreement or obligation of Lessee contained in this Lease with the same effect as though performed by lessee.

          (c) Lessor shall have no rights in and to the rentals payable to Lessee under any Sublease of all or any part of the Property, which rentals may be assigned by Lessee to the Mortgagee.

          (d) If this Lease shall be terminated for any reason, (other than pursuant to Paragraphs l3 and l4) or in the event of the rejection or disaffirmance of this Lease pursuant to bankruptcy law or other law affecting creditor's rights, Lessor will enter into a new lease of the Leased Premises with the Mortgagee, or any party designated by the Mortgagee, not less than ten (l0) nor more than thirty (30) days after the request of the Mortgagee referred to below, for the remainder of the term of this Lease, effective as of the date of such termination, rejection or disaffirmance, upon all the terms and provisions contained in this Lease, provided, that the Mortgagee makes a written request to Lessor for such new lease within ninety (90) days after the effective date of such termination, rejection or disaffirmance, as the case may be, and such written request is accompanied by a copy of the new lease, prepared at Lessee's expense, duly executed and acknowledged by the Mortgagee, or the party designated by the Mortgagee to be the lessee thereunder, and the Mortgagee cures all defaults under this Lease which can be cured by the payment of money and pays to Lessor all Basic Rent and additional rent which would at the time of such execution and delivery be due and payable by Lessee under this Lease but for such rejection, disaffirmance or termination, less net amounts received by Lessor under Paragraph 17(d), if any. If the Mortgagee, or the party so designated by the Mortgagee, shall have entered into a new lease with Lessor pursuant to this subparagraph
     (d), then any default under this Lease which cannot be cured by the payment of money shall be deemed cured. Any new lease made pursuant to this subparagraph (d) shall have the same priority of lien as this Lease and shall be accompanied by a conveyance of Lessor's title, if any, to the Improvements (free of any mortgage or other lien, charge or encumbrance created or suffered to be created by Lessor) for a term of years equal in duration to the term of the new lease. The provisions of this subparagraph
     (d) shall survive the termination, rejection or disaffirmance of this Lease and shall continue in full effect thereafter to the same extent as if this subparagraph (d) were a separate and independent contract made by Lessor, Lessee and the Mortgagee and, from the effective date of such termination, rejection or disaffirmance of this Lease to the date of execution and delivery of such new lease, the Mortgagee may use and enjoy the leasehold estate created by this Lease without hindrance by Lessor.



          (e) Lessor will not accept a voluntary surrender of this Lease. This Lease shall not be modified without the prior written consent of the Mortgagee.

          (f) The provisions of this Paragraph 24 are for the benefit of the Mortgagee and may be relied upon and shall be enforceable by the Mortgagee. Neither the Mortgagee nor any other holder or owner of the indebtedness secured by the Mortgage or otherwise shall be liable upon the covenants, agreements or obligations of Lessee contained in this Lease, unless and until the Mortgagee or such holder or owner becomes the lessee hereunder.

     25.  APPRAISERS.
          ----------

          Whenever in this Lease it is provided that any question shall be determined by appraisers, such questions shall be submitted to a board of appraisers, three (3) in number, each of whom shall be a qualified member of the American Institute of Real Estate Appraisers, or any successor of such Institute, or if such organization or successor shall no longer be in existence, a recognized national association or institute of appraisers. One such appraiser shall be named by each of the parties hereto and the third shall be selected by the two so named, and the decision of any two
     (2) of such appraisers shall be final and conclusive on the parties hereto. If the two appraisers designated by the parties fail to select a third appraiser within fifteen (l5) days after the appointment by such parties, either party shall have the right to apply to the American Institute of Real Estate Appraisers or such successor for the designation of a third appraiser. Lessor agrees that it will recognize any designation by Lessee of the Mortgagee as the party to exercise the rights of Lessee with respect to the selection of appraisers in connection with any dispute arising hereunder which it is provided herein is to be determined by appraisal pursuant to this Paragraph. The cost of any such appraisal shall be borne equally by Lessor and Lessee.

     26.  THE SUBLEASE.
          ------------

          So long as the Sublease shall be in effect:

            (i) Lessor and Lessee shall not agree between themselves to any termination (except as expressly provided in Paragraph 13 or l4 hereof), surrender or modification of this Lease without the prior written consent of the Sublessee;

            (ii) Lessor will give to the Sublessee a copy of any notice or other communication given by Lessor to Lessee, at the time of giving such notice or communication to Lessee, and Lessor will not exercise any right, power or remedy with respect to any default hereunder and no notice to Lessee of any default and no termination of this Lease in connection therewith shall be effective, unless Lessor shall have given to the Sublessee written notice or a copy of its notice to Lessee of such default or any such termination, as the case may be;

            (iii) Lessor will not exercise any right power or remedy with respect to any event of default hereunder until the expiration of any grace period provided with respect thereto, plus

                   (A) in the case of a default constituting an event of
            default under clause (l) of Paragraph 17(a), fifteen (l5) days after the date Lessor has given to the Sublessee written notice of such default or a copy of its notice to Lessee of such default (as required by clause (ii) above), or

                   (B) in the case of a default constituting an event of default under clause (2) of Paragraph 17(a), thirty (30) days after the last to occur of

                              (1)  any grace period provided with respect
                        thereto, or

                              (2)  the date Lessor gives to the Sublessee
                        written notice of such default or a copy of its notice to Lessee of such default (as required by clause (ii) above).

                   Lessor will not exercise any right, power or remedy with respect to any default referred to in subclause (B) of this clause (iii), if

                        (x) the Sublessee, within such thirty (30) day period referred to in subclause (B), shall give to Lessor written notice that it intends to undertake the correction of such default or to cause the same to be corrected, and

                        (y) the Sublessee shall thereafter prosecute diligently the correction of such default, and

                   (iv) the performance by the Sublessee of any of the terms and provisions of this Lease on Lessee's part to be performed shall be deemed to be performance thereof by Lessee.

     27.  ATTORNMENT OF SUBLESSEE; NO PERSONAL LIABILITY OF LESSEE.
          --------------------------------------------------------

          (a) Lessee shall cause the Sublease to contain language to the following effect:

     If:

                   (i) the Ground Lease shall terminate for any reason other than as specifically provided for in Paragraphs l3 and l4 thereof, or

                   (ii) the Ground Lease shall have been rejected or disaffirmed by Lessee thereunder or any trustee or receiver thereof pursuant to bankruptcy or insolvency law or other law affecting creditor's rights and if the Mortgagee (or its designee) shall not have entered into a new lease or acquired the interest of the Lessee thereunder pursuant to Paragraph 24 thereof, the Sublessee under the Sublease shall attorn to Ground Lessor. Upon the Ground Lessor's acceptance thereof, Ground Lessor and such Lessee shall continue the Sublease in full force and effect as a direct lease from the Ground Lessor to such Lessee on the same terms and conditions of the Sublease, including without limitation, the obligation to pay Basic Rent, additional rent and all other sums (including without limitation, sums payable pursuant to Paragraph 19(a) of the Sublease) payable under the Sublease (as those terms are defined in the Sublease) for the period after the termination, rejection or disaffirmance of the Ground Lease, and all of the terms and conditions of the Sublease shall be binding upon the Ground Lessor and such Lessee to the same extent as if Ground Lessor and such Lessee had been the original lessor and lessee, respectively, under the Sublease.

          (b) the Lessor agrees that if the Sublessee shall attorn to Lessor in accordance with the Sublease, Lessor shall accept such attornment and thereafter continue the Sublease in full force and effect as a direct lease from Lessor to the Sublessee on the same terms and conditions of the Sublease, including, without limitation, the obligation to pay Basic Rent, additional rent and any other sums payable under the Sublease (as those terms are defined in the Sublease) for the period after the termination, rejection or disaffirmance of this Lease and that all of the terms and conditions of the Sublease shall be binding upon Lessor and the Sublessee to the same extent as if Lessor and Sublessee had been the original lessor and lessee, respectively, under the Sublease.

          (c) Lessee agrees that the provisions of Paragraphs 27(a) and 27(b) shall be for the benefit of the Sublessee and that the Sublessee may rely thereon in entering into the Sublease.

     28.  OPTION TO PURCHASE.
          ------------------

          Provided the Sublessee shall not have purchased the Premises (as defined in the Sublease) pursuant to paragraph 11 or 13 of the Sublease or Paragraph l3(f) or 14(b) hereof, Lessee shall have the right to purchase the Leased Premises upon the expiration of the Sublease, as the same may be extended pursuant to paragraph 3 thereof, and thereafter once every five years during the term of this Lease, on the last day of such five year period, subject to the following terms and conditions:

              (i) At least 130 days prior written notice must have been given to Lessor.

              (ii) The purchase price shall be the fair market value of the Leased Premises, such value determined pursuant to Paragraph 25 hereof.

              (iii) Lessor shall convey title subject only to (w) Permitted Encumbrances, (x) all charges, liens, security interests and encumbrances attaching to the title on or after the commencement of the term hereof which shall have not been created by Lessor or which shall be consented to by Lessee, and (y) all applicable laws, regulations, ordinances, and Permitted Encumbrances, but free of the lien of the Mortgage and charges, liens, security interests and encumbrances resulting from acts of Lessor taken without the consent of Lessee.

                (iv) Upon the date fixed for any purchase of Lessor's interest in the Leased Premises or any portion thereof hereunder, Lessee shall pay to Lessor the purchase price therefor specified herein together with all Basic Rent, additional rent and other sums then due and payable hereunder to and including such date of purchase, and Lessor shall deliver to Lessee a conveyance of the Leased Premises and any other instruments necessary to convey the title thereto. Lessee shall pay all charges incident to such conveyance and assignment, including counsel fees, escrow fees, recording fees, title insurance premiums and all applicable taxes (other than any income or franchise taxes of Lessor) which may be imposed by reason of such conveyance and assignment and the delivery of said conveyance and other instruments. Upon the completion of any such purchase of the Leased Premises but not prior thereto, this Lease shall terminate, except with respect to obligations and liabilities of Lessee hereunder, actual or contingent, which have arisen on or prior to such date of purchase.

     29.  TERMINATION OF OPTIONS.
          ----------------------

          Anything herein to the contrary notwithstanding, each option to purchase contained in this Lease shall terminate on the earlier of the following dates: (i) the specific date of termination referred to in each option; or (ii) that date which is 2l years after the death of the last survivor of the descendants of Franklin D. Roosevelt, former president of the United States of America, who was alive on the date of this Lease.

     30.  TERMINATION OF AGREEMENT FOR LEASE AND DEVELOPMENT TERM.
          -------------------------------------------------------

          If the Agreement for Lease and Development dated as of April 18, 1977 herewith between Lessor and Lessee (the "Agreement for Lease and Development") is terminated pursuant to Paragraph 6.7 thereof, then this Lease shall automatically cease and terminate as of the date of termination of the Agreement for Lease and Development, and shall be of no further force and effect between Lessor and Lessee.

     31.  TERMINATION DATE AGREEMENT.
          --------------------------

          Upon the occurrence of the Permanent Loan Funding Date, as defined in the Agreement for Lease and Development, Lessor and Lessee shall enter into a written agreement setting forth the Termination Date, as defined in Schedule C hereof.

     32.  BINDING EFFECT.
          --------------

          All of the covenants, conditions and obligations contained in this Lease shall be binding upon and inure to the benefit of the respective successors and assigns of Lessor and Lessee to the same extent as if each such successor and assign were in each case named as a party to this Lease; and the term "Lessor", as used in this Lease, shall include any successor owner or owners, at any time, of the Leased Premises or any part thereof. This Lease may not be changed, modified or discharged except by a writing signed by Lessor and Lessee [and consented to by the Mortgagee, if such consent is required pursuant to Paragraph 24(f) hereof].

     33.  HEADINGS.
          --------

          The headings to the various paragraphs and schedules of this Lease have been inserted for reference only and shall not to any extent have the effect of modifying, amending or changing the expressed terms and provisions of this Lease.

     34.  GOVERNING LAW.
          -------------

          This Lease shall be governed by and interpreted under the laws of the State of Virginia.

     35.  SCHEDULES.
          ---------

          The following are Schedules A-1, A-2, A-3, B and C referred to in this Lease.

                                 SCHEDULE A-1
                                 ------------

     ALL that certain lot, piece or parcel of land, with appurtenances thereunto pertaining, lying and being in Brookland District, Henrico County, Virginia, containing 11.80 acres, more or less, outlined in red, on "Map of
     11.80 Acres Of Land In Brookfield, In Brookland District, Henrico County, Virginia" dated September 22, 1976, revised January 12, 1977, February 8, 1977, and February 14, 1977, made by LaPrade Brothers, Civil Engineers and Surveyors, Richmond, Virginia, a copy of which said plat was recorded on February 15, 1977 in the Clerk's Office of the Circuit Court for the County of Henrico, Virginia in Deed Book 1714, page 684.

     TOGETHER with a non-exclusive easement of ingress and egress for vehicular and pedestrian traffic over the private road as it meanders east from Broad Street through the "Brookfield Development" to the west line of the above described property, said non- exclusive easement for ingress and egress for vehicular and pedestrian traffic is outlined in red on "Map of Private Road In Brookfield From Broad Street Road to Southern States Cooperative, Incorporated, Property in Brookland District, Henrico County, Virginia" dated February 11, 1977, made by LaPrade Brothers, Civil Engineers and Surveyors, Richmond, Virginia, a copy of which plat was recorded on February 15, 1977 in the aforesaid Clerk's Office in Deed Book 1714, page 684.

     TOGETHER with a non-exclusive easement to drain surface water along a path shaded in blue on the plat entitled "Easement For Surface Drainage Across Richmond Equivest, Inc. Property, From North Line Southern States Cooperative, Inc. Property To South Line Of 1-64," dated February 18, 1977, made by LaPrade Brothers, Civil Engineers and Surveyors, Richmond, Virginia, a copy of which plat was recorded on March 28, 1977 in the aforesaid Clerk's Office in Deed Book 1716, page 1137.

                                 SCHEDULE A-2
                                 ------------

          (a) Easements, rights of way, restrictions and other minor defects and irregularities in the title and ownership of the Leased Premises, which do not materially impair the use thereof for the purposes for which it is held by Lessor or leased by Lessee or materially affect its value;

          (b) Rights reserved to or vested in any municipality or public authority by the terms of any right, power, franchise, grant, license, permit, and rights of any municipality or public authority to condemn or appropriate the Leased Premises;

          (c) Any liens thereon for taxes, assessments, fees, water, sewer or other rents, rates and charges, excises, levees, license fees, permits, inspection fees and other governmental authorities, which are not delinquent to the extent that penalties for nonpayment may be assessed, or, if delinquent, the amount or validity of which, is being contested as permitted by paragraph 16 of the Lease;

          (d) Liens which arise by operation of law in the ordinary course of business securing claims, which are not delinquent, of materialmen, mechanics, workmen, repairmen, suppliers, carriers, warehousemen, landlords, vendors or employees.

                                 SCHEDULE A-3
                                 ------------

     l.  Miscellaneous plumbing
     2.  Kitchen equipment
     3.  Exhaust fans
     4.  Vinyl wallcovering
     5.  Sound insulation
     6.  Miscellaneous built-in shelving, counters and storage
     7.  Graphics and signage
     8.  Drapes
     9.  Full-height doors
     10. Special lighting
     11. Carpet
     12. Millwork

                                  SCHEDULE B
                                  ----------

          An eight-story office building containing approximately 210,000 square feet, together with paved, striped and lighted parking for approximately 750 cars, to be constructed in accordance with the plans and specifications prepared by Cooper, Carry & Associates, Inc., Architects, pursuant to an Agreement between Lessee and Cooper, Carry & Associates, Inc.

                                  SCHEDULE C
                                  ----------


     TERM
     ----
          The term of this Lease shall commence on August l, 1977, and end at midnight on the earlier of (i) the last day of the month in which the seventieth (70th) anniversary of the Permanent Loan Funding Date (as defined in the Agreement for Lease and Development) occurs or (ii) January l, 2050 (the "Termination Date").

     RENT
     ----
         The Basic Rent from the commencement of the term until the Permanent Loan Funding Date shall be at the rate of $1.00 per annum payable in arrears on the day immediately preceding the Permanent Loan Funding Date.

         The Basic Rent from the Permanent Loan Funding Date through the Termination Date shall be at the rate of $127,500 per annum, payable monthly in arrears on the last day of the month in installments of $10,625, provided that if the Permanent Loan Funding Date shall occur on a date other than the first day of a calendar month, the first monthly installment shall be prorated to the end of such calendar month.

          IN WITNESS WHEREOF, the parties hereto have caused this Lease to be signed and sealed as of the day and year first above written.

                                            SOUTHERN STATES COOPERATIVE,
                                            INCORPORATED



     [CORPORATE SEAL]

                                            By: /s/ John J. Feland
                                               -------------------------
                                                Vice President


      ATTEST:


      By: /s/  E.M. Holdaway
         ------------------
         Secretary

                                            GOLD BOND STAMP COMPANY
                                            OF GEORGIA


      [CORPORATE SEAL]


                                            By: /s/ H. W. Greenough
                                               ---------------------------
                                                President


      ATTEST:


      By: /s/ C. C. Krause
        ----------------------
         Assistant Secretary

     STATE OF VIRGINIA       :
                             :    ss.:

     CITY OF RICHMOND        :


          I, Lois E. Sisk, a Notary Public in and for the State and City aforesaid, do certify that John J. Feland, and E. M. Holdaway a Vice President and Secretary respectively, of SOUTHERN STATES COOPERATIVE, INCORPORATED, a Virginia corporation, whose names are signed to the writing above, bearing date as of the 15th day of July, 1977, have acknowledged the same before me in my City aforesaid.

          Given under my hand this 29th day of July 10, 1977.


                                                 /s/ Lois E. Sisk
                                                 ----------------------------
                                                 Notary Public
                                                 Commission Expires 10-14-80


[NOTARIAL SEAL]

     STATE OF Minnesota   :
                          :   ss..
     COUNTY OF HENNEPIN   :


          I, Terri Nims, a Notary Public in and for the State and County aforesaid, do certify that H. W. Greenough and C. C. Krause a President and Assistant Secretary, respectively, of GOLD BOND STAMP COMPANY OF GEORGIA, a New Jersey corporation, whose names are signed to the writing above, bearing date as of the 15 day of July, 1977, have acknowledged the same before me in my County aforesaid.

          Given under my hand this 26 day of July, 1977.


                                                     /s/ Terri Nims
                                                     --------------------
                                                     Notary Public


[NOTARIAL SEAL]